UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

Mr. Jay Firestone

Dr. Michael Dornemann

Mr. Christopher J. McGurk

Mr. Daniel A. Ninivaggi

Dr. Harold T. Shapiro

Mr. Carl C. Icahn

Mr. Brett Icahn

Mr. Jesse Lynn

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Fund S.à r.l.,

Daazi Holding B.V.

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Enterprises G.P. Inc.

Icahn Enterprises Holdings L.P.

IPH GP LLC

Icahn Capital LP

Icahn Onshore LP

Icahn Offshore LP

Beckton Corp.

7508921 Canada Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 6, 2010 Carl C. Icahn issued an open letter to Lions Gate shareholders. A copy of the open letter is attached hereto as Exhibit 1 and is incorporated herein.

ON DECEMBER 6, 2010 MR. JAY FIRESTONE, DR. MICHAEL DORNEMANN, MR. CHRISTOPHER J. MCGURK, MR. DANIEL A. NINIVAGGI, DR. HAROLD T. SHAPIRO, MR. CARL C. ICAHN, MR. BRETT ICAHN, MR. JESSE LYNN, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN FUND S.À R.L., DAAZI HOLDING B.V., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL LP, ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND 7508921 CANADA INC. (THE “PARTICIPANTS”) FILED A DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE 2010 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF LIONS GATE (THE “ANNUAL MEETING”). THE PARTICIPANTS HAVE FILED A DEFINITIVE PROXY STATEMENT WITH THE SEC IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE ANNUAL MEETING AND MAY FILE OTHER PROXY SOLICITATION MATERIAL IN CONNECTION THEREWITH. SECURITYHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. SHAREHOLDERS ARE ABLE TO OBTAIN COPIES OF THESE DOCUMENTS AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. THESE MATERIALS MAY ALSO BE OBTAINED AT NO CHARGE BY CONTACTING D.F. KING & CO., INC., TOLL FREE FOR SHAREHOLDERS AT (800) 714-3313, AND FOR BANKS AND BROKERS AT (212) 269-5550. THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY ARE BEING MAILED TO SHAREHOLDERS OF LIONS GATE.

EXHIBIT 1

Shareholder Contact: Jesse Lynn, Icahn Capital LP – 212-702-4331 or jlynn@sfire.com

Media Contact –Sitrick And Company, Michael Sitrick – 310-788-2850 or mike_sitrick@sitrick.com

Technical questions about the website: Brian Glicklich – 805-456-8665 or brian_glicklich@sitrick.com

Icahn Issues Open Letter to Lions Gate Shareholders

New York, NY — December 6, 2010 – Today Carl Icahn issued the following open letter to Lions Gate shareholders:

TO LIONS GATE SHAREHOLDERS:

Today the Icahn Group has launched a website entitled “Save Lions Gate” — http://www.savelionsgate.com/

The website includes three reports. The first is “Why change is needed at Lions Gate”. It goes into detail as to how the board approved an arrangement to issue millions of dollars in “bargain” priced stock to a fund controlled by Mark Rachesky, a board member, which Mr. Rachesky would vote (see page 6 of the report).

Through the years I have seen many transgressions of corporate governance but they all pale in comparison to what has taken place during a week in mid-July 2010 at Lions Gate. Some of the emails that were found in discovery make for fascinating reading. Many of these emails are printed in the report (see pages 13-15 of the report). (I believe they could be the basis of a great business movie on the abuses of shareholders in corporate America. Lions Gate has first right to the script.) One of the emails where Mark Rachesky, a director, is communicating with Michael Burns, Vice Chairman of Lions Gate, on how to best get the company’s lawyers to provide Rachesky with a “disclosure letter”, a necessary step in their plan, (see page 10 of the report) is as follows:

Rachesky to Burns: “You need to be the quarterback. I can only fail because you don’t put enough effort in dealing with all these crazy lawyers’ egos. They are not on the same page yet.”

Burns to Rachesky: “They will be.” “Beating shit out of lawyers. Making progress.”

These are our directors. They are supposed to be safeguarding our assets. Shareholders, would you want these guys running your family business, let alone Lions Gate?

The second report was produced by Salem Partners LLC, a boutique investment bank specializing in media companies. Among many other things, it delves into misconceptions about the value of Lions Gate’s film library and about cash flows or – better said – the lack thereof.

The third report compares our nominees with the current directors of Lions Gate we hope to replace.

After reading these reports, I hope and believe you will support us by voting the gold card. Let’s try to save Lions Gate. If you have any questions or problems getting to the website, please contact Jesse Lynn at 212-702-4331 or email him at jlynn@sfire.com.

The terms and conditions of the Icahn Group’s offer to purchase up to all of Lions Gate’s common shares for $7.50 per share, which expires at 11:59 p.m., Vancouver time, on December 10, 2010, unless extended or withdrawn, are set forth in an Offer to Purchase, Letter of Transmittal and other related materials that have been distributed to holders of Lions Gate’s common shares and were filed with the SEC as exhibits to the Icahn Group’s amended Schedule TO and with the Canadian securities authorities on SEDAR. Shareholders with questions about the tender offer may call D.F. King & Co., Inc., the Information Agent, toll-free at 800-859-8511 (banks and brokers call 212-269-5550).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE NOR A SOLICITATION FOR ACCEPTANCE OF THE OFFER DESCRIBED ABOVE. THE OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE, THE LETTER OF TRANSMITTAL AND RELATED MATERIALS THAT THE ICAHN GROUP HAS FILED WITH THE SEC AS EXHIBITS TO ITS AMENDED SCHEDULE TO AND WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AND HAS DISTRIBUTED TO HOLDERS OF COMMON

SHARES. HOLDERS OF COMMON SHARES SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE OFFER. HOLDERS OF COMMON SHARES MAY OBTAIN A FREE COPY OF THE AMENDED TENDER OFFER STATEMENT ON SCHEDULE TO, THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER DOCUMENTS THAT THE ICAHN GROUP HAS FILED (1) WITH THE SEC AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND (2) WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AT WWW.SEDAR.COM.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. (“LIONS GATE”) FOR USE AT THE NEXT MEETING OF SHAREHOLDERS OF LIONS GATE AT WHICH INDIVIDUALS WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY ARE BEING MAILED TO SHAREHOLDERS OF LIONS GATE AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON DECEMBER 6, 2010.